SCHEDULE 14A
                               (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities
                            Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement        [ ]  Confidential, for Use of the
                                             Commission Only
[X]  Definitive Proxy Statement              (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12


                      Peoples Community Bancorp, Inc.
______________________________________________________________________________
             (Name of Registrant as Specified in Its Charter)


______________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:_____

     (2)  Aggregate number of securities to which transaction applies:________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):______

     (4)  Proposed maximum aggregate value of transaction:____________________

     (5)  Total fee paid:_____________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:_____________________________________________

     (2)  Form, schedule or registration statement no.:_______________________

     (3)  Filing party:_______________________________________________________

     (4)  Date filed:_________________________________________________________

[Peoples Community Bancorp, Inc. Logo]












                                                 January 14, 2005


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Peoples Community Bancorp, Inc. The meeting will be held at the office of Peoples Community Bank located at 7615 Voice of America Centre Drive, West Chester, Ohio, on Wednesday, February 16, 2005 at 10:00 a.m., Eastern Time.

     At the Annual Meeting, you will be asked to elect three (3) directors for a three-year term, and ratify the appointment of BKD, LLP as our independent auditors for the year ending September 30, 2005. Each of these matters is more fully described in the accompanying materials.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of Peoples Community Bancorp, Inc. is sincerely appreciated.

                              Very truly yours,

                              /s/ Jerry D. Williams

                              Jerry D. Williams
                              President and Chief Executive Officer


                 Peoples Community Bancorp, Inc.
                      6100 West Chester Road
                     West Chester, Ohio 45069
                          (513) 870-3530
                         ________________

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 To Be Held on February 16, 2005
                         ________________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Peoples Community Bancorp, Inc. will be held at the office of Peoples Community Bank located at 7615 Voice of America Centre Drive, West Chester, Ohio, on Wednesday, February 16, 2005 at 10:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     (1) To elect three (3) directors for a three-year term expiring in 2008 and until their successors are elected and qualified;

     (2) To ratify the appointment by the Audit Committee of the Board of Directors of BKD, LLP as our independent auditors for the fiscal year ending September 30, 2005; and

     (3) To transact such other business as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

     Our stockholders of record as of January 3, 2005 are entitled to notice of and to vote at the Annual Meeting and at any adjournment of the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ John E. Rathkamp

                                   John E. Rathkamp
                                   Corporate Secretary

West Chester, Ohio
January 14, 2005



------------------------------------------------------------------------------
You are cordially invited to attend the Annual Meeting. It is important that your shares be represented regardless of the number you own. Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided. If you attend the Annual Meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof.
------------------------------------------------------------------------------

                             TABLE OF CONTENTS



                                                                     Page
                                                                     ----

About the Annual Meeting of Stockholders . . . . . . . . . . . . . .    1
Information with Respect to Nominees for Director, Continuing
  Directors and Executive Officers . . . . . . . . . . . . . . . . .    3
    Election of Directors. . . . . . . . . . . . . . . . . . . . . .    3
    Directors Whose Terms are Continuing . . . . . . . . . . . . . .    4
    Director Nominations . . . . . . . . . . . . . . . . . . . . . .    4
    Executive Officers Who Are Not Directors . . . . . . . . . . . .    5
    Meetings of the Board of Directors of Peoples Community
      Bancorp. . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
    Committees of the Board of Directors . . . . . . . . . . . . . .    6
    Directors' Attendance at Annual Meetings . . . . . . . . . . . .    7
    Directors' Compensation. . . . . . . . . . . . . . . . . . . . .    7
    Compensation Committee Interlocks and Insider Participation. . .    7
Performance Graph. . . . . . . . . . . . . . . . . . . . . . . . . .    8
Executive Compensation . . . . . . . . . . . . . . . . . . . . . . .    9
    Summary Compensation Table . . . . . . . . . . . . . . . . . . .    9
    Employment Agreements. . . . . . . . . . . . . . . . . . . . . .   10
    Change in Control Agreements . . . . . . . . . . . . . . . . . .   11
    Stock Options. . . . . . . . . . . . . . . . . . . . . . . . . .   11
    Equity Compensation Plan Information . . . . . . . . . . . . . .   12
    Transactions with Certain Related Persons. . . . . . . . . . . .   12
Report of the Compensation and Benefits Committee. . . . . . . . . .   13
Beneficial Ownership of Common Stock by Certain Beneficial Owners
  and Management . . . . . . . . . . . . . . . . . . . . . . . . . .   14
    Section 16(a) Beneficial Ownership Reporting Compliance. . . . .   15
Ratification of Appointment of Auditors. . . . . . . . . . . . . . .   16
    Audit Fees . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
Report of the Audit Committee. . . . . . . . . . . . . . . . . . . .   18
Stockholder Proposals, Nominations and Communications with the
  Board of Directors . . . . . . . . . . . . . . . . . . . . . . . .   18
Annual Reports . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
Other Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . .   19

Appendix A - Audit Committee Charter . . . . . . . . . . . . . . . .  A-1
Appendix B - Nominating and Corporate Governance Committee Charter .  B-1


                              ________________


                              PROXY STATEMENT

                                     OF

                      Peoples Community Bancorp, Inc.

                              ________________


------------------------------------------------------------------------------
                 ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
------------------------------------------------------------------------------


     This Proxy Statement is furnished to holders of common stock of Peoples Community Bancorp, Inc., the parent holding company of Peoples Community Bank. We are soliciting proxies on behalf of our Board of Directors to be used at the Annual Meeting of Stockholders to be held at the office of Peoples Community Bank located at 7615 Voice of America Centre Drive, West Chester, Ohio, on Wednesday, February 16, 2005 at 10:00 a.m., Eastern Time, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about January 14, 2005.

What is the purpose of the Annual Meeting?

     At our Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors and ratification of our independent auditors. In addition, management will report on the performance of Peoples Community Bancorp and respond to questions from stockholders.

Who is entitled to vote?

     Only our stockholders of record as of the close of business on the record date for the meeting, January 3, 2005, are entitled to vote at the meeting. On the record date, we had 3,899,118 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

     After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the Annual Meeting.

If my shares are held in street name by my broker, could my broker automatically vote my shares for me?

     Yes. Your broker may vote in his or her discretion on the election of directors and ratification of the auditors if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

     Yes. All stockholders are invited to attend the Annual Meeting. Stockholders of record can vote in person at the Annual Meeting. If your shares are held in "street" name, then you are not the stockholder of record and you must ask your broker or other nominee how you can vote at the Annual Meeting.

Can I change my vote after I return my proxy card?

     Yes. If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

     * First, you may send a written notice to the Secretary of Peoples Community Bancorp, Mr. John E. Rathkamp, Corporate Secretary, Peoples Community Bancorp, Inc., P.O. Box 1130, West Chester, Ohio 45071, stating that you would like to revoke your proxy.

     * Second, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

     * Third, you may attend the Annual Meeting and vote in person. Any earlier proxy will be revoked. However, attending the Annual Meeting without voting in person will not revoke your proxy.

     If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

     The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of BKD, LLP for fiscal 2005.

     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

What vote is required to approve each item?

     Directors are elected by a plurality of the votes cast with a quorum (a majority of the outstanding shares entitled to vote represented in person or by proxy) present. The three persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the Annual Meeting will be elected directors. The affirmative vote of a majority of the total votes cast at the annual meeting is required for approval of the proposal to ratify the appointment of the independent auditors. Abstentions are considered in determining the presence of a quorum, but will not affect the plurality vote required for the election of directors. Under rules applicable to brokerage firms, the proposals to elect directors and ratify to the appointment of the independent auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Abstentions will have the effect of a vote against the proposal to ratify the appointment of the independent auditors.

------------------------------------------------------------------------------
            INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
               CONTINUING DIRECTORS AND EXECUTIVE OFFICERS
------------------------------------------------------------------------------

Election of Directors

     Our Articles of Incorporation provide that the Board of Directors is divided into three classes as nearly equal in number as possible. The directors are elected by our stockholders for staggered terms, or until their successors are elected and qualified. A majority of the members of our Board of Directors are independent based on an assessment of each member's qualifications by the board, taking into consideration the Nasdaq National Market's requirements for independence. The Board of Directors has concluded that Messrs. Buchanan, Hasselbring, Hawke, Nelson and Van DeGrift do not have any material relationships with Peoples that would impair their independence.


     At the Annual Meeting, you will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2008 and until their successors are elected and qualified. No nominee for director is related to any other director or executive officer by blood, marriage or adoption. You are not permitted to use cumulative voting for the election of directors. Each nominee currently serves as a director of Peoples Community Bancorp and Peoples Community Bank.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, we know of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following tables present information concerning the nominees for director of Peoples Community Bancorp and our continuing directors, including tenure as a director. For certain directors, the indicated period of service includes service as a director of Peoples Community Bank prior to the organization of Peoples Community Bancorp in 2000. Ages are reflected as of September 30, 2004.

          Nominees for Director for Three-Year Terms Expiring in 2008

                                         Position with Peoples Community Bancorp and            Director
      Name             Age             Principal Occupation During the Past Five Years            Since
-------------------  ------     ------------------------------------------------------------    --------
Donald L. Hawke        72       Director.  Retired business owner and pharmacist.                  1987

James R. VanDeGrift    65       Director. Trustee of Turtlecreek Township in Lebanon, Ohio         1994
                                since 1992.  Previously, athletic director and a teacher at
                                Lebanon High School.

Thomas J. Noe          44       Director, Executive Vice President and Treasurer of Peoples        2000
                                Community Bancorp and Peoples Community Bank since 2002;
                                previously, Chief Financial Officer and Treasurer since 2000.
                                Prior thereto, Managing Officer of The Oakley Improved
                                Building and Loan Company in Cincinnati, Ohio, between
                                August 1999 and March 2000.  Between January 1994 and May
                                1999, Mr. Noe served as the Chief Financial Officer for
                                Enterprise Federal Bancorp, Inc., a unitary savings and loan holding company for Enterprise Federal Savings Bank, West
                                Chester, Ohio.


    The Board of Directors recommends that you vote FOR the election of the nominees for director.

Directors Whose Terms Are Continuing


                   Directors with a Term Expiring in 2006

                                         Position with Peoples Community Bancorp and            Director
      Name             Age             Principal Occupation During the Past Five Years            Since
-------------------  ------     ------------------------------------------------------------    --------
Jerry D. Williams      55       Director, President and Chief Executive Officer of Peoples         1980
                                Community Bancorp; President and Chief Executive Officer of
                                Peoples Community Bank since June 1998.  Previously served as
                                Managing Officer and Chief Executive Officer from 1979 to
                                1998.

John L. Buchanan       55       Director. President of Buchanan's Power Equipment Center,          1996
                                Inc., a John Deere dealership located in Lebanon, Ohio which he has operated since 1971.

Nicholas N. Nelson     58       Director. County Auditor for Warren County, Ohio, serving in       1990
                                such position since March 1987.


                   Directors with a Term Expiring in 2007

                                         Position with Peoples Community Bancorp and            Director
      Name             Age             Principal Occupation During the Past Five Years            Since
-------------------  ------     ------------------------------------------------------------    --------
Paul E. Hasselbring    80       Director and Chairman of the Board.  Currently, part-time at       1967
                                King, Hasselbring & Assoc. since November 1996. Previously, senior partner with Hasselbring & Assoc., an engineering firm located in Lebanon, Ohio from 1951 to 1996.

John E. Rathkamp       61       Director, Chief Lending Officer and Corporate Secretary of         2000
                                Peoples Community Bancorp and Peoples Community Bank
                                since 2000.  Prior thereto, at Harvest Home Savings Bank
                                located in Cheviot, Ohio:  President since 1991; Secretary and
                                Managing Officer since 1976; Director since 1971; and
                                President of Harvest Home Financial Corporation.

Director Nominations

     Nominations for director of Peoples Community Bancorp are made by the Nominating and Corporate Governance Committee of the Board of Directors and are ratified by the entire Board. On December 23, 2003, the Board of Directors adopted a written charter which is attached to this proxy statement as Appendix B. The Charter sets forth certain criteria the committee may consider when recommending individuals for nomination including: ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the Securities and Exchange Commission), local or community ties, minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors. The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and stockholders. A stockholder who desires to recommend a prospective nominee for the Board should notify our Secretary or any member of the Nominating and Corporate Governance Committee in writing with whatever supporting material the stockholder considers appropriate. Any stockholder wishing to make a nomination must follow our procedures for stockholder nominations, which are described under "Stockholder Proposals, Nominations and Communications with the Board of Directors."

Executive Officers Who Are Not Directors

     Set forth below is information with respect to the principal occupations during the last five years for the four executive officers of Peoples Community Bancorp and Peoples Community Bank who do not serve as directors of Peoples Community Bancorp. Ages are reflected as of September 30, 2004.


      Name             Age     Principal Occupation During the Past Five Years
-----------------    ------   -------------------------------------------------

Jerry L. Boate         61      Has served as Senior Vice President of Peoples
                               Community Bancorp and Peoples Community Bank since May 2000. Previously, Mr. Boate was
                               Executive Vice President of SunTrust Bank,
                               Miami, Florida.

Teresa A. O'Quinn      45      Has served as Executive Vice President, Chief
                               Operations Officer and Chief Financial Officer of Peoples Community Bancorp and Peoples
                               Community Bank since August 2004; previously,
                               Senior Vice President and Chief Financial Officer since September 2002; and prior thereto, Vice
                               President since 2000. Previously, Ms. O'Quinn was Vice President of Harvest Home Savings Bank,
                               Cheviot, Ohio.

Lori M. Henn           41      Currently serves as Senior Vice President of
                               Peoples Community Bancorp and Peoples Community
                               Bank, since June 2003, and as compliance officer of Peoples Community Bank since 2000; previously,
                               Vice President of Peoples Community Bancorp and
                               Peoples Community Bank.

Dale B. Shafer         35      Has served as Senior Vice President of Peoples
                               Community Bancorp and Peoples Community Bank since July 2004. Prior thereto, Mr. Shafer served as Chief Financial Officer of General Revenue
                               Corp., Cincinnati, Ohio, June through July 2004;
                               previously served as Senior Manager of Grant
                               Thornton LLP, Cincinnati, Ohio, since November
                               1993.

Meetings of the Board of Directors of Peoples Community Bancorp

     During the fiscal year ended September 30, 2004, the Board of Directors of Peoples Community Bancorp met 12 times. During fiscal 2004, the Board of Directors held five separate executive sessions of independent directors in accordance with the listing requirements of the Nasdaq National Market. No director of Peoples Community Bancorp attended fewer than 75% of the aggregate of the total number of board meetings held during the period for which he has been a director and the total number of meetings held by all committees of the board on which he served during the periods that he served.

     The primary business of Peoples Community Bancorp is conducted by
Peoples Community Bank.   Peoples Community Bank has also established an
Executive Committee on which all the members of the Board of Directors serve on a semi-annual basis. Mr. Williams, however, serves on the Executive Committee for the entire year. The Executive Committee met six times during
fiscal 2004.   The Board of Directors of Peoples Community Bank met 20 times during fiscal 2004. No directors of Peoples Community Bank attended fewer than 75% of the aggregate total number of Board and Committee meetings.

Committees of the Board of Directors

     The Board of Directors of Peoples Community Bancorp has established an Audit Committee and Peoples Community Bank has established a Compensation and Benefits Committee. Nominations for director of Peoples Community Bancorp are made by the independent members of our Board of Directors.

     Audit Committee. The audit committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Form 10-K, reviews the quarterly Form 10-Qs and monitors Peoples Community Bancorp's adherence in accounting and financial reporting to generally accepted accounting principles. The audit committee currently consists of Messrs. Hasselbring, Hawke, Nelson, Van DeGrift and Buchanan.

     All of the members of the audit committee are independent as determined by our Board of Directors and as defined in Nasdaq's listing standards and rules and regulations of the Securities and Exchange Commission. The audit committee meets on an as needed basis and met nine times in fiscal 2004. The Board of Directors adopted an audit committee charter which is attached as Appendix A to this proxy statement.

     The Board of Directors has determined that Mr. Nelson, a member of the Audit Committee, meets the requirements recently adopted by the Securities and Exchange Commission for qualification as an audit committee financial expert. An audit committee financial expert is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity or accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

     The identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than those that are imposed on such person as a member of the Audit Committee and the Board of Directors in the absence of such identification. Moreover, the identification of a person as an audit committee financial expert for purposes of the regulations of the Securities and Exchange Commission does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board of Directors. Finally, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for purposes of Section 11 of the Securities Act of 1933.

     Nominating and Corporate Governance Committee. The nominating and corporate governance committee reviews and makes nominations for the Board of Directors, which are then sent to the full Board of Directors for their ratification. The current members of the nominating and corporate governance committee are Messrs. Hasselbring, Hawke, Nelson, Van DeGrift and Buchanan. Each of the members is independent as defined in the Nasdaq listing standards. The nominating and corporate governance committee met five times in fiscal 2004.

     Compensation Committee. It is the responsibility of the Compensation and Benefits Committee of the Board of Directors of Peoples Community Bank to institute a program which effectively provides incentive for executive management to lead Peoples Community Bank and Peoples Community Bancorp to their full potential. In fiscal 2004, directors appointed to this committee were Messrs. Hasselbring, Hawke, Nelson, Van DeGrift and Buchanan. All the current members of the committee are independent members of our Board of Directors as defined in the Nasdaq's listing standards. The Compensation and Benefits Committee met two times in fiscal 2004. The report of the Compensation and Benefits Committee with respect to compensation and benefits for the President and Chief Executive Officer and all other executive officers is set forth below on page 13.

Directors' Attendance at Annual Meetings

     Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of stockholders, directors are expected to attend the annual meeting absent a valid reason for not doing so. In 2004 all of our directors attended the annual meeting of stockholders.

Directors' Compensation

     During the fiscal year ended September 30, 2004, each member of the Board of Directors of Peoples Community Bank was paid $1,500 per month. Board members were not paid separate compensation for meetings of Peoples Community Bancorp or committee meetings.

     Peoples Community Bank maintains an unfunded, non-qualified, deferred compensation arrangement to provide retirement benefits to its Board of Directors. The benefits are based on years of service and director compensation during the year preceding retirement. The plan also provides for death benefit payments to a surviving spouse, beneficiaries or the estate of the director. Peoples Community Bank has elected not to establish a trust for the holding or investing of assets. Pension accruals for the plan are not deductible for federal income tax purposes until benefits are paid. Accruals are intended to provide not only for the benefits attributed to service to date but also for those expected to be earned in the future.

Compensation Committee Interlocks and Insider Participation

     Determinations regarding compensation of our President and Chief Executive Officer, our senior management and our employees are reviewed and approved by Peoples Community Bancorp's Compensation and Benefits Committee.

     No person who served as a member of the Compensation and Benefits Committee during fiscal 2004 was a current or former officer or employee of Peoples Community Bancorp or Peoples Community Bank or engaged in certain transactions with Peoples Community Bancorp or Peoples Community Bank required to be disclosed by regulations of the Securities and Exchange Commission. Additionally, there were no compensation committee "interlocks" during fiscal 2004, which generally means that no executive officer of Peoples Community Bancorp served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director of Peoples Community Bank or as a member of Peoples Community Bank's Compensation and Benefits Committee.

------------------------------------------------------------------------------
                            PERFORMANCE GRAPH
------------------------------------------------------------------------------

     The following graph represents $100 invested in our common stock at the $11.4375 closing price of the common stock on the Nasdaq National Market on March 30, 2000, the date it commenced trading on the Nasdaq. The graph demonstrates comparison of the cumulative total returns for the common stock of Peoples Community Bancorp, the NASDAQ Composite Index and the SNL Thrift Index for the period commencing on March 30, 2000, the day the common stock began trading on the Nasdaq, to the close of trading on September 30, 2004.


                      Peoples Community Bancorp, Inc.


                    [Total Return Performance* Graph]


















                                                       Period Ending
                                  -----------------------------------------------------
Index                             3/30/00   9/30/00  9/30/01  9/30/02  9/30/03  9/30/04
---------------------------------------------------------------------------------------
Peoples Community Bancorp, Inc.   $100.00   $104.91  $135.51  $203.27  $201.08  $203.82
NASDAQ Composite                   100.00     82.12    33.60    26.38    40.40    43.11
SNL $500M - $1B Thrift Index       100.00    120.36   159.90   218.99   315.39   355.46

_________________

* Source: SNL Financial LC

------------------------------------------------------------------------------
                          EXECUTIVE COMPENSATION
------------------------------------------------------------------------------

                   Summary Compensation Table

     The following table sets forth a summary of certain information concerning the compensation paid by Peoples Community Bancorp for services rendered in all capacities during the fiscal years ended September 30, 2004, 2003 and 2002 to the President and Chief Executive Officer and the next four highest paid officers of Peoples Community Bancorp whose salary plus bonus exceeded $100,000 during fiscal 2004 and one additional officer who was not serving as an executive officer at the end of fiscal 2004.

                                                            Long Term Compensation
                                                           ------------------------
                                                                     Awards
                                           Annual          ------------------------
                                       Compensation(1)      Restricted   Securities
    Name and              Fiscal    --------------------      Stock      Underlying    All Other
Principal Position         Year      Salary(2)   Bonus     Awards(3)(4)    Options    Compensation
-------------------      --------   ---------- ---------   ------------  ----------   ------------
Jerry D. Williams          2004      $178,783   $47,250      $22,272        2,230      $28,038(5)
President and              2003       146,769    32,400       20,434        2,043       25,622
 Chief Executive Officer   2002       124,917    25,875       22,984        2,638       30,434

Thomas J. Noe              2004      $156,226   $41,125      $19,094        1,911       $25,161(5)
Executive Vice President   2003       130,077    27,450       15,302        1,532        21,482
  and Treasurer            2002       105,681    19,400       17,233        1,978        24,529

Teresa A. O'Quinn          2004      $118,723   $35,350      $19,094        1,911       $21,777(5)
Executive Vice President,  2003        94,308    20,063       15,302        1,532        17,515
 Chief Operations Officer  2002        64,600    15,525       11,492        1,319        15,992
 and Chief Financial
 Officer

John E. Rathkamp           2004      $133,900   $35,350      $15,915        1,593       $24,965(5)
Senior Vice President      2003       114,385    24,300       15,302        1,532        18,515
  and Secretary            2002        98,182    19,400       17,233        1,978        22,831

Jerry L. Boate             2004      $104,278   $35,350      $15,915        1,593       $20,166(5)
Senior Vice President      2003        96,385    24,300       15,302        1,532        18,791
                           2002        80,719    15,000       17,233        1,978        21,925

Dennis J. Slattery (6)     2004      $108,185   $35,350      $ 5,313          531       $22,168(5)
                           2003        96,385    24,300       15,302        1,532        18,676
                           2002        80,257    19,400       17,233        1,978        22,831

______________________

(1) We provide miscellaneous benefits to the named executive officers. The costs of providing such benefits during the year ended September 30, 2004, did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for each of such individuals.

(2) Salary for Messrs. Williams, Noe and Rathkamp includes directors' fees of $18,000 in fiscal 2004, 2003 and 2002.

(3) Reflects the value of shares of restricted stock on the date of grant awarded pursuant to the 2001 Recognition and Retention Plan. Such restricted stock vests at a rate of 20% per year from the date of the grant.

(4) As of September 30, 2004, Messrs. Williams and Noe, Ms. O'Quinn and Messrs. Rathkamp and Boate had 2,881, 1,957, 1,991, 1,991 and 1,991
     shares of unearned restricted stock, respectively, pursuant to the 2001 Recognition and Retention Plan, which had fair market values of $66,321, $45,050, $45,833, $45,833 and $45,833, respectively.

                                      (Footnotes continued on following page.)

__________________

(5) Represents the fair market value on September 30, 2004 of a share of common stock ($23.02), the date the shares were allocated, multiplied by the 1,218, 1,093, 946, 1,084, 876 and 963 shares allocated to the
     Employee Stock Ownership Plan ("ESOP") accounts of Messrs. Williams and Noe, Ms. O'Quinn and Messrs. Rathkamp, Boate and Slattery, respectively, during fiscal 2004.

(6) Mr. Slattery was formerly Senior Vice President and Chief Operations Officer of Peoples Community Bancorp.


Employment Agreements

     Peoples Community Bancorp and Peoples Community Bank, as employers, have entered into employment agreements with each of Messrs. Jerry D. Williams, Thomas J. Noe, John E. Rathkamp and Ms. Teresa A. O'Quinn. The executives' compensation and expenses are paid by Peoples Community Bancorp and Peoples Community Bank in the same proportion as the time and services actually expended by the executives on behalf of each employer. The employment agreements are reviewed annually. The term of the executives' employment agreements are extended each year for a successive additional one-year period upon the approval of the employers' boards of directors, unless either party elects, not less than 60 days prior to the annual anniversary date, not to extend the employment term.

     Each of the employment agreements is terminable with or without cause by the employers. The executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the employers for cause, disability or retirement. The agreements provide for certain benefits in the event of the executive's death. In the event that:

    (1) either executive terminates his or her employment because the employers either fail to comply with any material provision of the employment agreement or change the executive's title or duties, or

    (2) the employment agreement is terminated by the employers other than for cause, disability, retirement or death or by the executive as a result of certain adverse actions which are taken with respect to the executive's employment following a change in control of Peoples Community Bancorp, as defined, then the executive will be entitled to a cash severance amount equal to three times his or her average annual compensation for the last five calendar years (or such shorter period that he has worked with Peoples Community Bank), plus the continuation of certain miscellaneous fringe benefits, subject to reduction pursuant to Section 280G of the Internal Revenue Code as set forth below in the event of a change in control.

     A change in control is generally defined in the employment agreements to include any change in control of Peoples Community Bancorp required to be reported under the federal securities laws, as well as (1) the acquisition by any person of 20% or more of Peoples Community Bancorp's outstanding voting securities and (2) a change in a majority of the directors of Peoples Community Bancorp during any three-year period without the approval of at least two-thirds of the persons who were directors of Peoples Community Bancorp at the beginning of such period.

     Each employment agreement provides that, in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits shall be reduced by the minimum necessary to result in the payments not exceeding three times the recipient's average annual compensation from the employers which was includable in the recipient's gross income during the most recent five taxable years. As a result, none of the severance payments will be subject to a 20% excise tax, and the employers will be able to deduct such payments as compensation expense for federal income tax purposes.

Change in Control Agreements

     Peoples Community Bancorp and Peoples Community Bank entered into one-year change in control agreements with Jerry Boate and Lori Henn, who are not otherwise covered by an employment contract, in March 2002 and 2004, respectively. Commencing on the first anniversary date and continuing on each anniversary thereafter, the change in control agreements may be renewed by the Board of Directors for an additional year. The Board of Directors renewed Mr. Boate's agreement in March 2004. The agreements provide that in the event of their voluntary or involuntary termination following a change in control of Peoples Community Bancorp, Mr. Boate or Ms. Henn would be entitled to receive a severance payment equal to one times his or her average annual compensation for the five most recent taxable years.

     Although the above-described employment agreements and change in control agreements could increase the cost of any acquisition of control, Peoples Community Bancorp and Peoples Community Bank do not believe that the terms of the employment agreements or change in control agreements would have a significant anti-takeover effect.

Stock Options

           Stock Option Grants During Fiscal Year 2004

     The following table sets forth, with respect to the executive officers named in the Summary Compensation Table, information with respect to stock options granted during fiscal 2004.

                                                                                 Potential Realizable Value
                                  Individual Grants                                at Assumed Annual Rates
                    ---------------------------------------------                      of Stock Price
                      Number of      Percent of Total                              Appreciation for Option
                      Securities      Options Granted    Exercise                         Term(2)
                      Underlying      to Employees in      Price      Expiration   ------------------------
Name                Options Granted     Fiscal Year      ($/Sh)(1)       Date           5%          10%
------------------  ---------------  ----------------    ---------    ----------   ----------   -----------
Jerry D. Williams       2,230              8.26%          $23.20       6/30/14       $32,536      $82,443
Teresa A. O'Quinn       1,911              7.09            23.20       6/30/14        27,881       70,650
Thomas J. Noe           1,911              7.09            23.20       6/30/14        27,881       70,650
John E. Rathkamp        1,593              5.90            23.20       6/30/14        23,242       58,893
Jerry L. Boate          1,593              5.90            23.20       6/30/14        23,242       58,893
Dennis J. Slattery        531              1.97            23.20       6/30/14         7,747       19,631

_______________________

(1) The exercise price was based on Peoples Community Bancorp's market price of the common stock on the date of the grant.

(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares. The actual gains, if any, on the exercise of stock options will depend, in part, on the future performance of the common stock, the option holder's continued employment throughout the option period, and the date on which the options are exercised.

                       Fiscal Year-end Option Values

     The following table sets forth, with respect to the executive officers named in the Summary Compensation Table, information with respect to the number of options held as of September 30, 2004 and the value with respect thereto.



                        Number of Securities          Value of Unexercised
                  Underlying Unexercised Options      In The Money Options
                         at Fiscal Year End           at Fiscal Year End(1)
                  ------------------------------   ---------------------------
     Name          Exercisable    Unexercisable    Exercisable   Unexercisable
----------------- ------------    --------------   -----------   -------------
Jerry D. Williams      3,337         6,693           $19,810        $15,630
Teresa A. O'Quinn      1,771         4,550             9,905          7,811
Thomas J. Noe          2,503         5,257            14,802         11,719
John E. Rathkamp       2,035         4,627            10,637          8,904
Jerry L. Boate         2,035         4,627            10,637          8,904
Dennis J. Slattery     2,503         3,877            14,802         11,719

___________________________

(1) Calculated by determining the difference between the fair market value of a share of the common stock underlying the options at September 30, 2004 ($23.02) and the exercise price of the options.


Equity Compensation Plan Information

     The following table sets forth certain information for all equity compensation plans and individual compensation arrangements (whether with employees or non-employees, such as directors), in effect as of September 30, 2004.

                                Number of Shares to be issued     Weighted-Average          Number of Shares Remaining
                                      upon the Exercise of        Exercise Price of       Available for Future Issuance
                                      Outstanding Options,           Outstanding         (Excluding Shares Reflected in
       Plan Category                  Warrants and Rights              Options                  the First Column)
-----------------------------   -----------------------------     -----------------      ------------------------------
Equity Compensation Plans
 Approved by Security Holders              210,731                     $17.76(1)                     248,578


Equity Compensation Plans Not
 Approved by Security Holders                   --                         --                             --
                                           -------                                                   -------
          Total                            210,731                                                   248,578
                                           =======                                                   =======

_________________

(1) Included in such number are 40,395 shares which are subject to restricted stock grants which were not vested as of September 30, 2004. The weighted average exercise price excludes restricted stock grants.


Transactions With Certain Related Persons

     Peoples Community Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated person. With the exception of loans to senior management, Peoples Community Bank provides loans to its employees at an interest rate of 1/2% below that charged on similar loans to non-employees. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features to Peoples Community Bank.

     Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as Peoples Community Bank, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.

------------------------------------------------------------------------------
            REPORT OF THE COMPENSATION AND BENEFITS COMMITTEE
------------------------------------------------------------------------------

     The Compensation and Benefits Committee's principal responsibility is to assist Peoples Community Bancorp and Peoples Community Bank by implementing and overseeing a plan that provides incentive for executive management to help ensure Peoples Community Bancorp reaches its full potential. Efforts include assistance in recruiting and retaining qualified management, motivating its executives to achieve goals as outlined in Peoples Community Bancorp's business plan, and ensuring that appropriate executive compensation is aligned with Peoples Community Bancorp's overall objective of enhancing stockholder value.

     The Compensation and Benefits Committee considered a number of factors in establishing base salary levels for Peoples Community Bancorp's and Peoples Community Bank's senior officers, focusing on the financial performance of Peoples Community Bancorp, including net income and various financial ratios.
A performance evaluation is conducted for all employees of Peoples Community Bancorp and Peoples Community Bank from which a performance rating is derived that is used to determine an employee's salary and bonus as well as stock option or recognition plan compensation. In addition, in determining the compensation of the President and Chief Executive Officer as well as other senior officers, the Compensation and Benefits Committee reviews market surveys of financial institutions of similar size to Peoples Community Bank. The Compensation and Benefits Committee reviews and approves such salary increases and bonuses as recommended by the senior officers for Peoples Community Bank's officers and employees.

     Mr. Williams' base salary increased 24.9% and his bonus increased 45.8% during fiscal year 2004. The Compensation and Benefits Committee also provided for an average 18.1% salary increase for the other senior officers. All issues pertaining to executive compensation are submitted to the full Board of Directors for their approval. No officer or employee participated in the review of his or her respective compensation.


        Paul E. Hasselbring                       Nicholas N. Nelson
        Donald L. Hawke                           James R. Van DeGrift
        John L. Buchanan

------------------------------------------------------------------------------
                    BENEFICIAL OWNERSHIP OF COMMON STOCK
                BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
------------------------------------------------------------------------------

     The following table sets forth, as of January 3, 2005, the voting record date, certain information as to Peoples Community Bancorp common stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Securities Exchange Act"), who or which was known to Peoples Community Bancorp to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) the directors of Peoples Community Bancorp, (iii) certain executive officers of Peoples Community Bancorp; and (iv) all directors and executive officers of Peoples Community Bancorp as a group.

                                                     Amount and Nature           Percent of
Name of Beneficial Owner or                   of Beneficial Ownership as of       Company
Number of Persons in Group                           January 3, 2005(1)         Common Stock
-------------------------------------------   -----------------------------   ---------------
Directors:
  Paul E. Hasselbring                                  44,469(2)(3)                 1.1%
  Jerry D. Williams                                   108,054(2)(4)                 2.8%
  John L. Buchanan                                     43,969(2)(5)                 1.1%
  Donald L. Hawke                                      26,969(2)                      *
  Nicholas N. Nelson                                   18,969(2)(6)                   *
  James R. Van DeGrift                                 34,569(2)(7)                   *
  Thomas J. Noe                                       387,975(2)(8)                 9.9%
  John E. Rathkamp                                     38,674(2)(9)                   *

Other Named Executive Officers:
  Jerry L. Boate                                       17,928(2)(10)                  *
  Teresa A. O'Quinn                                    18,550(2)(11)                  *
  Dennis J. Slattery                                   25,843(2)(12)                  *

All Directors and Executive Officers of the
  Company as a group (13 persons)                     785,086(2)                   20.0%

_______________________________

*    Represents less than 1% of the outstanding stock.

(1) Based upon filings made pursuant to the Securities Exchange Act and information provided by each of the individuals. Shares of Company common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Includes options to acquire shares of our common stock that are exercisable on January 3, 2005, or 60 days thereafter, under our 2001 Stock Option Plan, and shares over which the directors or officers have voting power which have been granted pursuant to the 2001 Recognition and Retention Plan and allocated pursuant to the Peoples Community Bancorp Employee Stock Ownership Plan and are held in the associated trusts, as follows:

                                                        Number of Shares Held in
                              Number of Shares    ------------------------------------
             Name            Underlying Options   Recognition Plan Trust    ESOP Trust
---------------------------  ------------------   ----------------------    ----------
     Paul E. Hasselbring . .        5,514                 1,582                  --
     Jerry D. Williams . . .        3,337                 2,881               6,136
     John L. Buchanan. . . .        5,514                 1,582                  --
     Donald L. Hawke . . . .        5,514                 1,582                  --
     Nicholas N. Nelson. . .        5,514                 1,582                  --
     James R. VanDeGrift . .        5,514                 1,582                  --
     Thomas J. Noe . . . . .        2,503                 2,262               4,953

                                             (Footnotes continue on following page)

                                    -14-

                                                        Number of Shares Held in
                              Number of Shares    ------------------------------------
             Name            Underlying Options   Recognition Plan Trust    ESOP Trust
---------------------------  ------------------   ----------------------    ----------
     John E. Rathkamp . . .         2,035                 1,991               3,558
     Jerry L. Boate . . . .         2,035                 1,991               3,526
     Teresa A. O'Quinn. . .         1,771                 1,957               3,897
     Dennis J. Slattery . .         2,503                    --               4,555
All Directors and Executive
 Officers as a group
 (13persons). . . . . . . .        42,935                20,205              29,748


(3)  Includes 37,373 shares held in the Paul E. Hasselbring Trust.

(4) Includes 32,800 shares held in Mr. Williams' individual retirement account, 4,000 shares held jointly with Mr. Williams' daughters and 4,500 shares held by Mr. Williams for the benefit of his daughter.

(5) Includes 5,400 shares held in Mr. Buchanan's individual retirement account, 4,100 shares held by Mr. Buchanan's spouse in her individual retirement account, 20,500 shares held in the Buchanan Family Trust and 2,000 shares held by Buchanan's Power Equipment Center, Inc. a company of which Mr. Buchanan is the president.

(6) Includes 9,500 shares held jointly with Mr. Nelson's wife and 500 shares held jointly with Mr. Nelson's son.

(7) Includes 25,000 shares held jointly with Mr. Van DeGrift's wife and 100 shares held by Mr. Van DeGrift for the benefit of his grandchildren.

(8) Includes 73,145 shares held in Mr. Noe's individual retirement account, 7,825 shares held by Mr. Noe's spouse and 37,750 shares held in five family trusts, for which Mr. Noe is trustee. The address of Mr. Noe is c/o Peoples Community Bank, 6100 West Chester Road, West Chester, Ohio 45069.

(9) Includes 20,859 shares held in Mr. Rathkamp's individual retirement account and 1,800 shares held by Mr. Rathkamp's spouse in her Individual Retirement Account.

(10) Includes 9,500 shares held in Mr. Boate's individual retirement account.

(11) Includes 1,362 shares held in Ms. O'Quinn's individual retirement account.

(12) Includes 1,800 shares held jointly with Mr. Slattery's wife, 180 shares held jointly with Mr. Slattery's child and 15,932 shares held in Mr. Slattery's individual retirement account.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act requires Peoples Community Bancorp's officers and directors, and persons who own more than 10% of Peoples Community Bancorp's common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq National Market. Officers, directors and greater than 10% stockholders are required by regulation to furnish Peoples Community Bancorp with copies of all Section 16(a) forms they file. Peoples Community Bancorp knows of no person who owns 10% or more of Peoples Community Bancorp's common stock.

     Based solely on review of the copies of such forms furnished to Peoples Community Bancorp, or written representations from its officers and directors, Peoples Community Bancorp believes that during, and with respect to, the fiscal year ended September 30, 2004, Peoples Community Bancorp's officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act.

------------------------------------------------------------------------------
                 RATIFICATION OF APPOINTMENT OF AUDITORS
------------------------------------------------------------------------------

     The Board of Directors of Peoples Community Bancorp has appointed BKD, LLP, independent certified public accountants, to perform the audit of Peoples Community Bancorp's financial statements for the year ending September 30, 2005, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting. Although stockholder ratification is not required by our Bylaws or any other applicable legal requirement, the Board is submitting the selection of BKD, LLP to the stockholders for ratification as a matter of good corporate governance. Our Board recommends that stockholders vote for ratification of such appointment.

     Peoples Community Bancorp's independent auditors for the fiscal years ended September 30, 2003 and 2002 were Grant Thornton LLP. On July 19, 2004, Grant Thornton notified Peoples Community Bancorp that it was resigning from the client-auditor relationship with Peoples Community Bancorp effective as of that date. Grant Thornton's reports on Peoples Community Bancorp's financial statements for the fiscal years ended September 30, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended September 30, 2003 and 2002, and through July 19, 2004, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedures which, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements for such years. During the fiscal years ended September 30, 2003 and 2002, and through July 19, 2004, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     On July 29, 2004, Peoples Community Bancorp engaged BKD, LLP as Peoples Community Bancorp's independent auditors for the year ending September 30, 2005. During the years ended September 30, 2003 and 2002 and through the date of this appointment, Peoples Community Bancorp did not consult BKD, LLP with respect to the application of accounting principles as to a specific transaction, whether completed or proposed, or the type of audit opinion that might be rendered on Peoples Community Bancorp's financial statements.

     Peoples Community Bancorp has been advised by BKD, LLP that neither that firm nor any of its associates has any relationship with Peoples Community Bancorp or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. BKD, LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     In determining whether to appoint BKD, LLP as Peoples Community Bancorp's auditors, Peoples Community Bancorp's Audit Committee considered whether the provision of services, other than auditing services, by BKD, LLP is compatible with maintaining the auditor's independence. The Audit Committee believes that BKD, LLP's performance of these other services is compatible with maintaining the auditor's independence.

    The Board of Directors recommends that you vote FOR the ratification of the appointment of BKD, LLP as independent auditors for the fiscal year ending September 30, 2005.

Audit Fees

     The following table sets forth the aggregate fees paid by us for professional services rendered in connection with the audit of Peoples Community Bancorp's consolidated financial statements for fiscal 2004 and 2003, as well as the fees paid by us for audit-related services, tax services and all other services rendered to us during fiscal 2004 and 2003.



                                            Year Ended September 30,
                                            ------------------------
                                                  2004        2003
                                               -------     --------
Audit fees (1) . . . . . . . . . . . . . .    $ 91,034    $ 74,375
Audit-related fees (2) . . . . . . . . . .       4,500       2,790
Tax fees . . . . . . . . . . . . . . . . .          --          --
All other fees(3). . . . . . . . . . . . .      75,780          --
                                                ------      ------
   Total . . . . . . . . . . . . . . . . .    $171,314    $ 77,165
                                               =======      ======
____________________

(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2) Audit-related fees primarily consist of fees incurred in connection with the examination of the internal control structure of Peoples Community Bancorp.

(3) All other fees primarily consist of fees incurred in connection with Peoples Community Bancorp's secondary offering completed in April 2004 and fees associated with the resignation of Grant Thornton LLP as independent auditor in July 2004.

     The Audit Committee selects our independent auditors and pre-approves all audit services to be provided by it to Peoples Community Bancorp. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent auditors in accordance with the Audit Committee's charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent auditors. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary. The Chair of the Audit Committee has been delegated the authority to approve non-audit related services in lieu of the full Audit Committee. On a quarterly basis, the Chair of the Audit Committee presents any previously-approved engagements to the full Audit Committee. Each of the services was pre-approved by the Audit Committee.

     Each new engagement of BKD, LLP was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission's rules.

------------------------------------------------------------------------------
                      REPORT OF THE AUDIT COMMITTEE
------------------------------------------------------------------------------

     The audit committee has reviewed and discussed the audited financial statements with management. The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees," as may be modified or supplemented. The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant, Grant Thornton LLP, the independent accountant's independence. Based on the review and discussions referred to above in this report, the audit committee recommended to the Board of Directors that the audited financial statements be included in Peoples Community Bancorp's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.


     Paul E. Hasselbring          Nicholas N. Nelson       John L. Buchanan
     Donald L. Hawke              James R. VanDeGrift






------------------------------------------------------------------------------
           STOCKHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS
                       WITH THE BOARD OF DIRECTORS
------------------------------------------------------------------------------

     Stockholder Proposals. Proposals of stockholders intended to be presented at Peoples Community Bancorp's annual meeting expected to be held in February 2006, must be received by Peoples Community Bancorp no later than September 16, 2005 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act.

     Article II, Section 2.15 of the Bylaws of Peoples Community Bancorp provides that in order for a stockholder to make proposals for business to be brought before an annual meeting, a stockholder must deliver notice of such proposals to the secretary of Peoples Community Bancorp not less than 120 days prior to the anniversary date of the mailing of proxy materials in connection with the preceding annual meeting. The notice with respect to business proposals to be brought before the annual meeting must state the stockholder's name, address and number of shares of Peoples Community Bancorp common stock held, and briefly discuss the business to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any interest of the stockholder in the proposal.

     Stockholder Nominations. Article IV, Section 4.14 of Peoples Community Bancorp's Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board of Directors or a committee appointed by the board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the secretary of Peoples Community Bancorp. Generally, to be timely, a stockholder's notice must be made in writing and delivered to the Corporate Secretary of Peoples Community Bancorp not later than 120 days prior to the anniversary date of the mailing of proxy materials in connection with the preceding annual meeting of stockholders of Peoples Community Bancorp. In connection with this Annual Meeting, any such nomination by a stockholder must have been delivered or received no later than the close of business on September 7, 2004. Peoples Community Bancorp did not receive any nominations.

     Other Stockholder Communications. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to The Board of Directors, Peoples Community Bancorp, Inc., Post Office Box 1171, Lebanon, Ohio 45036.

------------------------------------------------------------------------------
                              ANNUAL REPORTS
------------------------------------------------------------------------------

     A copy of Peoples Community Bancorp's Annual Report to Stockholders for the year ended September 30, 2004 accompanies this Proxy Statement. Such 2004 Annual Report is not part of the proxy solicitation materials.

     Upon receipt of a written request, Peoples Community Bancorp will furnish to any stockholder without charge a copy of Peoples Community Bancorp's Annual Report on Form 10-K for fiscal 2004 required to be filed with the Securities and Exchange Commission under the Securities Exchange Act. Such written requests should be directed to Mr. Thomas J. Noe, Treasurer, Peoples Community Bancorp, Inc., P.O. Box 1130, West Chester, Ohio 45071. The Form 10-K is not part of the proxy solicitation materials.

------------------------------------------------------------------------------
                              OTHER MATTERS
------------------------------------------------------------------------------

     Management is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by Peoples Community Bancorp. Peoples Community Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Peoples Community Bancorp's common stock. In addition to solicitations by mail, directors, officers and employees of Peoples Community Bancorp may solicit proxies personally or by telephone without additional compensation.

                                                                    APPENDIX A

                      PEOPLES COMMUNITY BANCORP, INC.

                          AUDIT COMMITTEE CHARTER
                          (Amended and Restated)

A.  Audit Committee Purpose

     The Board of Directors of Peoples Community Bancorp, Inc. (the "Company") has constituted and established an Audit Committee (the "Committee") with authority, responsibility, and specific duties as described in this Audit Committee Charter. The Committee's primary duties and responsibilities are to:

     * Appoint and oversee the Company's independent auditors in accordance with Section 301 of the Sarbanes-Oxley Act of 2002 and Section 10A(m)(2) of the Securities Exchange Act of 1934, as amended ("Exchange Act").
     * Monitor the integrity of the Company's financial reporting processes and systems of internal controls regarding finance, accounting, legal, and regulatory compliance.
     * Monitor the qualifications, independence, and performance of the Company's independent auditors.
     * Provide an avenue of communication among the independent auditors, management, and the Board of Directors and with respect to any complaints relating to accounting, internal controls or auditing matters and the confidential anonymous submission by employees regarding questionable accounting or auditing matters.

The Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary to carry out its duties.

B.  Composition

     The Committee shall consist of a minimum of three independent directors as such independence is defined for Committee members by the NASDAQ's listing standards and the Exchange Act and the rules thereunder.

     All members of the Committee shall have sufficient financial experience and ability to enable them to discharge their responsibilities including the ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication.

C.  Mission Statement and Principal Functions

     The Committee shall have access to all records of the Company, shall perform the following functions, and shall have and may exercise such powers as are appropriate to its purpose. The Committee shall:

          (1) Understand the accounting policies used by the Company for financial reporting and tax purposes and approve their application; it shall also consider any significant changes in accounting policies that are proposed by management or required by regulatory or professional authorities.

          (2) Review the Company's audited financial statements and related footnotes and the "Management's Discussion and Analysis" portion of the annual report on Form 10-K prior to the filing of such report, and recommend to the Board of Directors whether such financial statements shall be included in the Company's annual report on Form 10-K, based upon the Committee's review and discussions with the outside auditors.

Peoples Community Bancorp, Inc.
Audit Committee Charter



          (3) Ensure that the outside auditors review the Company's interim financial statements before the Company files its quarterly report on Form 10-Q with the SEC.

          (4) Study the format and timeliness of financial reports presented to the public or used internally and, when indicated, recommend changes for appropriate consideration by management.

          (5) Meet with the Company's legal counsel to review legal matters that may have a significant impact on the Company or its financial reports.

          (6) Insure that management has been diligent and prudent in establishing accounting provisions for probable losses or doubtful values and in making appropriate disclosures of significant financial conditions or events.

          (7) Review press releases submitted by management in connection with the release of quarterly, annual, or special financial statements and recommend to the Chairman of the Board any changes that appear necessary to conform releases with appropriate professional practice.

          (8)  Review and reassess the adequacy of this Charter annually.

Independent Accountants

          (9) Affirm an understanding with the outside auditors that they are ultimately accountable to the Board of Directors and to the Committee and that the Board of Directors and the Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in any proxy statement).

          (10) Ensure that the outside auditors submit to the Committee written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discuss with the auditors the auditors' independence.

          (11) Maintain an active dialogue with the outside auditors regarding any disclosed relationships or services that could affect the objectivity and independence of the outside auditors, and be responsible for taking, or recommending that the Board of Directors take, appropriate action to oversee the outside auditors' independence.

          (12) Discuss with the outside auditors the matters required to be discussed by Statement on Standards ("SAS") No. 61 (Communication with Audit Committees) and SAS No. 90 (Audit Committee Communications).

          (13) Review management's recommendation on the outside auditors to be selected each year and make a final proposal to the Board of Directors in respect to such appointment.

          (14) With the Chief Financial Officer, review the general scope of the annual outside audit, approve the extent and nature of such activity, and agree upon the general level of the related fees.

          (15) Consider any significant non-audit assignments given to the outside auditors and judge their impact upon the general independence of the outside auditors as they perform the annual audit.

Peoples Community Bancorp, Inc.
Audit Committee Charter



          (16) Maintain independent contact with the senior personnel of the outside auditors and communicate freely and openly with them regarding financial developments.

Internal Audit Department

          (17) Cause to be maintained an appropriate internal audit program covering the Bank and all its subsidiaries by internal auditors who report to the Committee and the Board of Directors.

          (18) Review and approve the audit plan and budget of the Internal Audit Department which shall report at least annually to the Committee regarding the staffing plans, financial budget and audit schedules and the adequacy thereof.

          (19) Act upon management's recommendation in regard to the selection of and/or the dismissal of the Director of Internal Audit.

          (20) Review the scope and coordination efforts of the joint internal/external audit program with both internal and external auditors.

          (21) Review reports of any embezzlement and other reportable incidents related to the Company's financial statement or financial reporting and supervise and direct any special projects or investigations considered necessary by the Committee.

          (22) Review reports of the internal auditors and reports of financial examinations made by regulatory agencies and management's response to them, evaluate the reports in regard to control and/or compliance implications and determine whether appropriate corrective action has been implemented.

Regulatory Compliance

          (23) Cause to be maintained an appropriate regulatory compliance program covering the Bank and its subsidiaries to aid compliance with the laws and regulations applicable to financial institutions.

          (24) Review reports of the compliance officer covering the scope and adequacy of the compliance program, the degree of compliance and cooperation, and the implementation of corrective actions (if necessary or appropriate.)


          (25) Receive reports on the Bank's compliance with Section 112 of the Federal Deposit Insurance Corporation Improvement Act and review the basis for the reports issued under the rule with management, the Internal Audit Department and the Bank's independent public accountant.

Internal Controls and Procedures

          (26) Review periodically the scope and implications of the Company's internal financial controls and procedures and consider their adequacy.

          (27) Maintain direct access to the senior Bank staff. If useful, require that studies be initiated on subjects of special interest to the Committee.

Peoples Community Bancorp, Inc.
Audit Committee Charter



          (28) Review the comments on internal control submitted by the outside and internal auditors and insure that appropriate suggestions for improvement are promptly considered for inclusion into the Company's internal financial procedures.

Special Duties

          (29) If requested by the Chairman of the Board, make special studies of matters related to the financial operations of the Company or to allegations of managerial misconduct by its executives.

D.  Meetings

     Meetings of the Committee will be held annually after completion of the financial audit and prior to the filing of the annual report on Form 10-K .

     Meetings shall also be held at such other times as shall be required by the Chairman of the Board or the Committee. Meetings may be called by the Chairman of the Committee and/or management of the Company. All meetings of the Committee shall be held pursuant to the Bylaws of the Company with regard to notice and waiver thereof. Written minutes pertaining to each meeting shall be filed with the Secretary and an oral report shall be presented by the Committee at each Board meeting.

     At the invitation of the Chairman of the Committee, the meetings shall be attended by the Chief Executive Officer, the Chief Financial Officer, the representatives of the independent accounting firm, and such other persons whose attendance is appropriate to the matters under consideration.

                                                                    APPENDIX B


          CHARTER OF NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
                         OF THE BOARD OF DIRECTORS

I.   Nominating and Corporate Governance Committee Purpose

     The Nominating and Corporate Governance Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Peoples Community Bancorp, Inc. (the "Company") to assist the Board in fulfilling its oversight responsibility. The primary duties and responsibilities of the Committee are to:

     * identify and recommend to the full Board the selection of qualified individuals to serve as Board members and recommend to the full Board director nominees for each Annual Meeting of Shareholders (provided that directors who are also employees of the Company or any of its subsidiaries shall not participate in the nomination process);

     * develop corporate governance principles applicable to the Company and to govern the conduct of the Board and its members; and

     *    oversee the evaluation of the Board and its members.

     The Committee has the authority to access any consultant of the Company to aid it in its responsibilities. The Committee has the authority and ability to retain, compensate and terminate, at the Company's expense, any search firm used to identify director candidates as is necessary to undertake its responsibilities.

II.  Nominating and Corporate Governance Committee Compensation and Meetings

     Members of the Committee, as well as other committees of the Board, must meet applicable Nasdaq National Market listing standards and other statutory or regulatory requirements relative to director independence. The Committee must have two or more independent directors as determined by the Board, each of whom must be independent, non-employee directors, free from any relationship that would interfere with the exercise of its members' equitable judgment. Non-independent directors may attend Committee meetings and assist the Committee in establishing its meeting agendas. Compensation for service on the Committee will be established by the full Board based on the recommendations of the Compensation Committee.

     Members of the Committee, as well as other committees of the Board, are nominated by the Committee and appointed by the Board of Directors at its Annual Meeting. Each committee of the Board will select the chair of such committee.

     The Committee shall establish its own schedule for meetings throughout the year. The Committee Chair must approve an agenda in advance of each meeting. If the Chair is not present, the members of the Committee may designate a Chair by a majority vote of those present. The Committee shall meet in executive session annually to review the performance of the Board and/or to discuss any other matters that it believes should be discussed without management present and will present a report to the Board.

     The Committee shall report to the Board of Directors. The Committee shall have authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion and to retain, terminate and obtain advice, reports or opinions from search firms or other internal or outside advisors and legal counsel in the performance of its responsibilities, and shall have the sole authority to approve related fees and retention terms.


                                    B-1

Peoples Community Bancorp, Inc.
Nominating and Corporate Governance Committee Charter



III. Nominating and Corporate Governance Committee Goals, Responsibilities and Duties

     A.   Recommend Qualified Individuals for Board membership

          * Review individual qualifications for service of individuals on the full Board;

          *    Recommend to the Board individuals for Board membership; and

          * Recommend to the Board nominees for election of directors at the Annual Meeting of Shareholders.

     B.   Committee Membership and Qualifications

          * Recommend to the full Board the establishment of Board committees and subcommittees, as necessary, at the Annual Meeting of the Board and at other times during the year, if necessary;

          * Recommend to the full Board the membership and composition of each of the Board committees and sub-committees and recommend removal of any committee member, if necessary; and

          *    Review qualifications of Directors for committee membership.

     C.   Develop and Oversee Corporate Governance Principles

               Develop and annually review Corporate Governance Principles for the overall governance of the Company and its subsidiaries.

     D.   Other

          * Oversee annual evaluation of the Committee and communicate results to the Board;

          * Oversee annual evaluation of the full Board and communicate results to the Board; and

          * Maintain minutes of meetings, which are circulated to the full Board and report to the Board of Directors on a regular basis.


             Date: December 23, 2003
             Approved by Board of Directors of Peoples Community Bancorp, Inc.





                                    B-2

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                               REVOCABLE PROXY
                      PEOPLES COMMUNITY BANCORP, INC.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PEOPLES COMMUNITY BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 16, 2005 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned hereby appoints the Board of Directors of Peoples Community Bancorp, Inc., or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Peoples Community Bancorp held of record by the undersigned on January 3, 2005, at the Annual Meeting of Stockholders to be held at the office of Peoples Community Bank, located at 7615 Voice of America Centre Drive, West Chester, Ohio 45069 on Wednesday, February 16, 2005, at 10:00 a.m., Eastern Time, and any adjournment thereof.

1.   The election as directors of all nominees listed
     (except as marked to the contrary below):


     [ ]  FOR                  [ ]   WITHHOLD          [ ]  FOR ALL EXCEPT


Nominees for three-year terms expiring in 2008: Donald L. Hawke, James R. Van DeGrift and Thomas J. Noe


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


______________________________________

2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of BKD, LLP as Peoples Community Bancorp's independent auditors for the year ending September 30, 2005.

     [ ]  FOR                  [ ]   AGAINST           [ ]  ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

    The Board of Directors recommends that you vote "FOR" all of the nominees listed above and "FOR" proposal 2.

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF PEOPLES COMMUNITY BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFICATION OF PEOPLES COMMUNITY BANCORP'S INDEPENDENT AUDITORS, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

                                        ---------------------------+
                                       +  Date                     +
  Please be sure to sign and date this +                           +
       Proxy in the box below.         +                           +
+ -----------------------------------------------------------------+
+                                                                  +
+                                                                  +
+                                                                  +
+   Stockholder sign above       Co-holder (if any) sign above     +
 ---                      -------                             -----






...............................................................................

^ Detach above card, mark, sign, date and return using the enclosed envelope.^

                     PEOPLES COMMUNITY BANCORP, INC.

    The abovesigned hereby acknowledges receipt from Peoples Community Bancorp, prior to the signing of this Proxy, of the Notice of Annual Meeting of Stockholders, the Proxy Statement and Peoples Community Bancorp's 2004 Annual Report to Stockholders.

    Please sign this proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

------------------------------------------------------------------------------

    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
                             ENCLOSED ENVELOPE.

------------------------------------------------------------------------------


IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

_____________________________


_____________________________


_____________________________

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE


                       ESOP VOTING INSTRUCTION BALLOT
                       PEOPLES COMMUNITY BANCORP, INC.
                       ANNUAL MEETING OF STOCKHOLDERS
                             FEBRUARY 16, 2005


     The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan ("ESOP") of Peoples Community Bank to vote, as designated below, all the shares of common stock of Peoples Community Bancorp, Inc. allocated to my accounts pursuant to the ESOP as of January 3, 2005 at the Annual Meeting of Stockholders to be held at the office of Peoples Community Bank, located at 7615 Voice of America Centre Drive, West Chester, Ohio 45069 on Wednesday, February 16, 2005, at 10:00 a.m., Eastern Time, and any adjournment thereof.

1. THE ELECTION AS DIRECTORS OF ALL NOMINEES LISTED (except as marked to the contrary below).

     [ ]  FOR                  [ ]   WITHHOLD          [ ]   FOR ALL EXCEPT

Nominees for three-year terms expiring in 2008: Donald L. Hawke, James R. Van DeGrift and Thomas J. Noe

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


_____________________________

2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of BKD, LLP as Peoples Community Bancorp's independent auditors for the year ending September 30, 2005.

     [ ]  FOR                  [ ]   AGAINST           [ ]   ABSTAIN

3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

    Peoples Community Bancorp's Board of Directors recommends a vote FOR the Board's nominees for director and FOR Proposal 2. Such votes are hereby solicited by Peoples Community Bancorp's Board of Directors.

    If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors' nominees for director and for Proposal 2. If you do not return this card, your shares will be voted by the Trustees in the same proportion as all allocated shares under the ESOP are voted.


Please be sure to sign and date this card in the box below.

 -----------------------------------------------  ---------------------
+                                               +                      +
+                                               +                      +
+                                               +                      +
+                                               +                      +
+   Participant sign above   Print name above   +   Date               +
 ---                      ---                --- ---    ---------------

...............................................................................

  ^Detach above card, mark, sign, date and return to the administrator of the ESOP.^

                     PEOPLES COMMUNITY BANCORP, INC.


------------------------------------------------------------------------------

                   PLEASE MARK, SIGN, DATE AND RETURN
                ESOP VOTING INSTRUCTION BALLOT PROMPTLY.

------------------------------------------------------------------------------

                   [Peoples Community Bancorp Letterhead]







                                                             January 14, 2005

To: Participants in Peoples Community Bank's Employee Stock Ownership Plan


    As described in the attached materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Peoples Community Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Peoples Community Bancorp allocated to your account pursuant to the Employee Stock Ownership Plan ("ESOP") will be voted.

    Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and a voting instruction ballot, which will permit you to instruct the ESOP Trustees to vote the shares in your account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed voting instruction ballot to the administrator of the ESOP. The Plan Administrator will certify the totals to the ESOP Trustees for the purpose of having those shares voted by the Trustees.

    We urge each of you to vote, as a means of participating in the governance of the affairs of Peoples Community Bancorp. If your voting instructions for the ESOP are not received, the shares allocated to your accounts will be voted in the same proportion as all allocated shares under the ESOP are voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

    Please note that the enclosed material relates only to those shares which have been allocated to you under the ESOP. If you also own shares of Company common stock outside of the ESOP, you should have already received other voting material for those shares owned by you individually and not under the ESOP. Please return all your voting material so that all your shares may be voted.

                                        Sincerely,

                                        /s/ Jerry D. Williams

                                        Jerry D. Williams
                                        President and Chief Executive Officer